SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

APPLIED MOLECULAR EVOLUTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31101	33-0374014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Dunhill Street, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 597-4990

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press release of Applied Molecular Evolution, Inc. dated November 4, 2003

ITEM 12 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 4, 2003, Applied Molecular Evolution, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K.

     The information in this Current Report and attached Exhibit are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and attached Exhibit shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 4, 2003

APPLIED MOLECULAR EVOLUTION, INC.

By	/s/ William D. Huse

William D. Huse, M.D., Ph.D.
President, Chief Executive Officer and Chairman of the Board

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

99.1	Press release of Applied Molecular Evolution, Inc. dated November 4, 2003